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                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13D and any further amendments thereto need to be filed with respect to the beneficial ownership by each of the undersigned of shares of common stock of Asia Satellite Telecommunications Holdings Limited, a Bermuda corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to the Schedule 13D; provided that, as contemplated by
Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated:  April 5, 2007

                                    GE PACIFIC-1 HOLDINGS, INC..


                                    By:  /s/ John W. Campo, Jr.
                                         -------------------------------------
                                         Name: John W. Campo, Jr.
                                         Title: Managing Director, General
                                         Counsel and Secretary


                                    GE PACIFIC-2 HOLDINGS, INC.

                                    By:  /s/ John W. Campo, Jr.
                                         -------------------------------------
                                         Name: John W. Campo, Jr.
                                         Title: Managing Director, General
                                         Counsel and Secretary


                                    GE PACIFIC-3 HOLDINGS, INC.

                                    By:  /s/ John W. Campo, Jr.
                                         -------------------------------------
                                         Name: John W. Campo, Jr.
                                         Title: Managing Director, General
                                         Counsel and Secretary


                                    GE INTERNATIONAL HOLDINGS INC.

                                    By:  /s/ John W. Campo, Jr.
                                         -------------------------------------
                                         Name: John W. Campo, Jr.
                                         Title: Managing Director, General
                                         Counsel and Secretary

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                                    GE CFE LUXEMBOURG, S. A R.L.

                                    By:  /s/ John W. Campo, Jr.
                                         -------------------------------------
                                         Name: John W. Campo, Jr.
                                         Title: Attorney-in-fact


                                    GE CFE LUXEMBOURG HOLDINGS L.L.C.

                                    By:  /s/ John W. Campo, Jr.
                                         -------------------------------------
                                         Name: John W. Campo, Jr.
                                         Title: Vice President and Secretary


                                    GE CAPITAL CFE, INC.


                                    By:  /s/ John W. Campo, Jr.
                                         -------------------------------------
                                         Name: John W. Campo, Jr.
                                         Title: Attorney-in-fact


                                    GE CAPITAL EQUITY HOLDINGS, INC.

                                    By:  /s/ John W. Campo, Jr.
                                         -------------------------------------
                                         Name: John W. Campo, Jr.
                                         Title: Managing Director, General
                                         Counsel and Secretary


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:  /s/ Ronald J. Herman, Jr.
                                         -------------------------------------
                                         Name: Ronald J. Herman, Jr.
                                         Title: Vice President


                                    GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                    By:  /s/ Ronald J. Herman, Jr.
                                         -------------------------------------
                                         Name: Ronald J. Herman, Jr.
                                         Title: Attorney-in-fact


                                    GENERAL ELECTRIC COMPANY

                                    By:  /s/ Ronald J. Herman, Jr.
                                         --------------------------------------
                                         Name: Ronald J. Herman, Jr.
                                         Title: Attorney-in-fact

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